The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2023

Effective May 1, 2024, the early redemption fees imposed on redemptions of Investment Class and Service Class shares of the Funds held for less than 30 days will be eliminated. Redemptions of Investment Class and Service Class shares of the Funds completed on or after May 1, 2024 will not be subject to such fees, regardless of how long such shares were held when redeemed.

February 28, 2024

ISI-Red-Fee